                                                         ARTHUR ANDERSEN

                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-17207 for Hartford Life Insurance Company Separate Account Ten on Form N-4.

Hartford, Connecticut                              /s/ Arthur Andersen LLP
April 8, 2002